SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                             KEYSTONE TAX FREE FUND
                          KEYSTONE TAX FREE INCOME FUND


         The section of each prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

         Betsy A. Hutchings is currently manager of each Fund's portfolio. She is a Senior Vice President and group leader of Keystone's Municipal Bond Team. Ms. Hutchings joined Keystone in 1988, and has more than 15 years of investment experience.

July 11, 1997